Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

pacific Capital Tax-Free Short Intermediate Securities fund

(THE “FUNDS”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated June 21, 2021 to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2020

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Funds and should be read in conjunction with such Prospectus and SAI.

Changes to the Funds’ Portfolio Management Team

Effective June 18, 2021, Stephanie Nomura resigned as Portfolio Manager of the Funds. Janet Katakura will continue as Portfolio Manager, and will continue to be primarily responsible for the day-to-day investment activities of the Funds.

Accordingly, the Prospectus and SAI are revised as follows:

●	The section of the Prospectus related to Ms. Nomura on page 5 thereof in the Section entitled “Portfolio Managers” is hereby deleted in its entirety,

●	The section of the Prospectus related to Ms. Nomura on page 10 thereof in the Section entitled “Portfolio Managers” is hereby deleted in its entirety,

●	The section of the Prospectus related to Ms. Nomura on page 14 thereof in the Section entitled “Portfolio Managers” is hereby deleted in its entirety, and

●	All references to Ms. Nomura on page 34 of the SAI in the section entitled “Portfolio Managers” are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE